DEBT	12 Months Ended
Dec. 31, 2018
Financial Instruments [Abstract]
DEBT
DEBT

($000s)	2018	2017
Credit Facilities - current	$47,763	$—
Credit Facilities - non-current	—	52,066
Second Lien Notes (mature on September 11, 2023 to December 12, 2023)	137,097	—
Senior Notes (mature on May 15, 2020)	196,000	305,409
Convertible Debentures (liability component)	41,732	39,426
Debt	$422,592	$396,901

Credit Facilities
At December 31, 2018, the Company had $47.8 million outstanding under its syndicated revolving credit facilities (the “Credit Facilities”) provided by four financial institutions. In connection with the completion of the Second Lien Refinancing (defined below), the agreement governing the Credit Facilities was amended and restated, with the borrowing base reconfirmed at $100 million with total commitments of $95 million. The terms of the Credit Facilities were amended and restated to, among other things, allow for the completion of the transactions comprising the Second Lien Refinancing, amend the interest and fees payable under the Credit Facilities and provide for an additional financial covenant (refer to Covenants below). The term of the Credit Facilities is to May 30, 2019, and the Credit Facilities are extendible annually thereafter at the option of the Company, subject to lender approval. If not renewed in May 2019, the Credit Facilities would enter a six-month term-out period to November 30, 2019. The next semi-annual redetermination is scheduled for May 2019.
The Credit Facilities bear interest at a floating rate. For the year ended December 31, 2018 the weighted average interest rate for amounts borrowed under the Credit Facilities was 4.42%. The Credit Facilities are secured by a $1.0 billion debenture containing a first ranking charge and security interest. The Company has provided a negative pledge and undertaking to provide fixed charges over its properties in certain circumstances.
As at December 31, 2018, total outstanding letters of credit were $13.9 million which reduced the amount otherwise available to be drawn under the Credit Facilities.
Second Lien Notes
During 2018, Bellatrix completed a debt refinancing transaction (the "Second Lien Refinancing") pursuant to a note purchase agreement ("Note Purchase Agreement") with certain holders of the Senior Notes (the “Exchanging Noteholders”) to exchange US$80.1 million of the Company’s Senior Notes for US$72.1 million of second lien notes due 2023 (the “Second Lien Notes”). The Second Lien Notes bear interest at 8.5% per annum, payable quarterly, and are secured by a $250 million demand debenture over all of the Company’s assets, which is subordinated to the security provided under the Credit Facilities. The Note Purchase Agreement provides that the maturity date of Second Lien Notes will be accelerated to March 14, 2020 if more than US$25 million principal amount of Senior Notes remains outstanding as at March 14, 2020.
In addition, the Exchanging Noteholders have agreed to subscribe for between US$30 million and US$40 million of additional Second Lien Notes, with the proceeds to be used for capital expenditures, development capital and Senior Notes purchases. During 2018 Bellatrix issued US$30 million of additional Second Lien Notes to the Exchanging Noteholders.
The Exchanging Noteholders also agreed to allow for up to US$50 million in additional Second Lien Note issuances to be used exclusively for future Senior Note exchanges on or before February 28, 2019. Such availability period has as of March 14, 2019 not been further extended by the parties to the Second Lien Notes Agreement. However, the Company remains in ongoing confidential discussions with parties across its capital structure in connection with potential transaction alternatives. If any of the incremental US$50 million of Second Lien Note capacity is utilized, then the Exchanging Noteholders' commitment to subscribe for additional Second Lien Notes will be limited to US$30 million. The Note Purchase Agreement also provides for the ability to issue additional subordinate secured and unsecured debt in subsequent refinancing and capital raising transactions.
Pursuant to the Note Purchase Agreement, Bellatrix issued warrants to purchase an aggregate of 3,088,205 common shares of Bellatrix to the Exchanging Noteholders at an exercise price of $1.30 per Common Share expiring five years from the issuance date of the warrants. The Warrants will only vest if and when the Company accesses any of the incremental US$50 million of Second Lien Note capacity.

Second Lien Notes
($000s)	Liability Component	Warrants
Balance, December 31, 2017	$—	$—
Issuance of Second Lien Notes in exchange for Senior Notes(2)	92,451	1,652
Issuance of additional Second Lien Notes for cash proceeds	39,815	—
Unrealized foreign exchange gain (1)	4,719	—
Amortization of discount	112	—
Balance, December 31, 2018	$137,097	$1,652

(1)	Exchange rate (CDN$/US$1.00) at December 31, 2018 was 1.3646.

(2)	Warrants component of Second Lien Notes is presented net of tax.

Convertible Debentures
At December 31, 2018 Bellatrix had outstanding $50 million of 6.75% convertible unsecured subordinated debentures (the “Convertible Debentures”). The Convertible Debentures bear interest at a rate of 6.75% per annum, payable semiannually in arrears on September 30 and March 31 of each year. The maturity date of the Convertible Debentures is September 30, 2021. As at December 31, 2018, each $1,000 principal amount of Convertible Debenture is convertible at the option of the holder into approximately 123.4568 common shares of Bellatrix (representing a conversion price of $8.10). The Convertible Debentures are not redeemable prior to September 30, 2019, except in limited circumstances following a Change of Control (as defined by the terms of the indenture governing the Convertible Debentures). On and after September 30, 2019 and prior to September 30, 2020, the Convertible Debentures are redeemable at Bellatrix’s option, in whole or in part from time to time, at a redemption price equal to their principal amount plus accrued and unpaid interest thereon, if any, if the weighted average trading price of Bellatrix's common shares specified period is not less than 125% of the conversion price. On or after September 30, 2020, the Convertible Debentures are redeemable at Bellatrix's option, in whole or in part from time to time, at a redemption price equal to the principal amount thereof plus accrued and unpaid interest thereon, if any, up to but excluding the date set for redemption. The Convertible Debentures are direct, subordinated unsecured obligations of the Company, subordinated to the Credit Facilities, the Second Lien Notes, the Senior Notes and any other senior indebtedness.

($000s)	Liability Component	Equity Component
Balance, December 31, 2016	$37,420	$7,818
Effective interest on Convertible Debentures	$2,006	$—
Balance, December 31, 2017	$39,426	$7,818
Effective interest on Convertible Debentures	2,306	—
Balance, December 31, 2018	$41,732	$7,818

Senior Notes
At December 31, 2018, the Company had outstanding US$145.8 million (2017: US$250 million) of 8.50% senior unsecured notes due May 15, 2020 (the “Senior Notes”). During the year ended December 31, 2018 Bellatrix reduced the Senior Notes outstanding by $134.1 million (US$104.2 million) through the Second Lien Refinancing, as well as the transactions described below.
Interest is payable on the Senior Notes semi-annually and the Senior Notes are redeemable at the Company's option, in whole or in part at specified redemption prices. The Senior Notes are carried at amortized cost, net of debt issuance costs of $1.3 million, which accrete up to the principal balance at maturity using an effective interest rate of 9.6%. The Senior Notes were initially recognized at fair value, net of debt issue costs, and have subsequently been carried at amortized cost.

($000s)	Amount
Balance, December 31, 2016	$324,691
Unrealized foreign exchange gain(1) (2)	(22,079)
Amortization of discount and debt issue costs	2,797
Balance, December 31, 2017	$305,409
Unrealized foreign exchange gain (3) (4)	22,032
Amortization of discount and debt issue costs	2,617
Settlement of Senior Notes for equity	(30,673)
Settlement of Senior Notes for Second Lien Notes	(103,385)
Balance, December 31, 2018	$196,000
(1) Exchange rate (CDN$/US$1.00) at December 31, 2017 was 1.2518.
(2) Amount does not include unrealized loss on foreign exchange contracts of $3.9 million.
(3) Exchange rate (CDN$/US$1.00) at December 31, 2018 was 1.3646.
(4) Amount does not include unrealized gain on foreign exchange contracts of $3.4 million.
During the year ended December 31, 2018, Bellatrix entered into agreements (the "Exchange Agreements") with third parties to exchange US$24.1 million aggregate principal amount of Senior Notes (the "Surrendered Senior Notes") for an aggregate of 19,900,032 Common Shares (the "Note Exchanges"). The Surrendered Senior Notes were exchanged at a value of US$900 for each US$1,000 principal amount of Senior Notes (the "Repurchase Value"). Pursuant to the terms of the Exchange Agreements, the Repurchase Value was applied towards the purchase of the Common Shares at a deemed price per Common Share, which was based on a 5% discount to the volume average trading price on the TSX for a period not less than five trading days preceding the effective date of the applicable Exchange Agreement. Bellatrix recorded a gain of $6.1 million on settlement.
Covenants
The agreement governing the Credit Facilities includes two financial covenants that must be met quarterly. The covenants require that the Company maintain a ratio of outstanding Senior Debt (defined below) to consolidated earnings before interest, taxes, depletion, depreciation and amortization (“EBITDA”), as defined by the terms of the agreement governing the Credit Facilities and adjusted for non-cash charges, for a trailing twelve month period of not more than 5.0 times until December 31, 2020, 4.5 times during the fiscal year ended December 31, 2021 and 4.0 times thereafter (the “Senior Debt Covenant”) and a First Lien Debt (defined below) to EBITDA ratio of not more than 3.0 times (the "First Lien Covenant").
As at December 31, 2018, the Company was in compliance with the Senior Debt Covenant and First Lien Covenant with a Senior Debt to EBITDA ratio of 2.88 times and a First Lien Debt to EBITDA ratio of 1.15 times.
The agreement governing the Second Lien Notes contains one financial covenant which requires the Company to maintain a ratio of outstanding Senior Debt to EBITDA for a trailing twelve month period of not more than 5.0 times until December 31, 2020, 4.5 times during the fiscal year ended December 31, 2021 and 4.0 times thereafter (the “Second Lien Covenant”). The calculations for the financial covenants are based on specific definitions that are not in accordance with IFRS and the calculations cannot be readily replicated by referring to the financial statements.
The following table lists the covenant under the Credit Facilities and Second Lien Notes and the Company’s compliance therewith as at December 31, 2018.

	Covenant as at		Position at
	December 31, 2018		December 31, 2018
Credit Facilities – Covenants	Maximum Ratio
Senior Debt (1) to EBITDA (2) for the last four fiscal quarters	5.00	x	2.88	x
First Lien Debt (3) to EBITDA (2) for the last four fiscal quarters	3.00	x	1.15	x
Second Lien Notes - Covenant
Senior Debt (1) to EBITDA (2) for the last four fiscal quarters	5.00	x	2.88	x
(1) “Senior Debt” is defined as Consolidated Total Debt, excluding any unsecured or subordinated debt (Senior Notes and Convertible Debentures (liability component)). “Consolidated Total Debt” is defined as determined on a consolidated basis in accordance with GAAP and without duplication, all Debt of the Borrower. The Company’s calculation of Consolidated Total Debt excludes decommissioning liabilities, onerous contracts and deferred tax liability. The calculation includes outstanding letters of credit, Credit Facilities, finance lease obligations, deferred lease inducements, deferred capital obligations, deferred financing obligations and net working capital deficiency (excess), calculated as working capital deficiency excluding current risk management contract assets and liabilities, current decommissioning liabilities and current onerous contracts. Senior Debt at December 31, 2018 was $224.4 million.
(2) EBITDA is calculated based on terms and definitions set out in the agreements governing the Credit Facilities and Second Lien Notes which adjusts net income for financing costs, income taxes, depletion and depreciation, certain specific unrealized and non-cash transactions, and acquisition and disposition activity and is calculated based on a trailing twelve month basis. EBITDA for the trailing twelve months ended December 31, 2018 was $77.9 million.
(3) "First Lien Debt" is defined as Consolidated Total Debt, excluding any unsecured, second lien or subordinated debt (Second Lien Notes, Senior Notes and Convertible Debentures (liability component)). First Lien Debt at December 31, 2018 was $89.8 million.
The Senior Notes do not contain any maintenance financial covenants, but do contain covenants limiting the Company’s ability to incur additional indebtedness, including borrowings under the Credit Facilities, unless one of two alternative tests are satisfied. The first test applies to all future indebtedness and requires that, after giving effect to the incurrence of additional indebtedness, the Company’s fixed charge coverage ratio (which is the ratio of cash flow to fixed charges (both as defined in the Note Indenture) over the trailing four fiscal quarters) will be at least 2.25 to 1.0.
The second test allows the Company to incur additional indebtedness, irrespective of the fixed charge coverage ratio test, as long as the additional indebtedness, is not more than, subject to certain exceptions, the lesser of (i) the greater of (1) $675 million, and (2) 35% of adjusted consolidated net tangible assets ("ACNTA"), plus $150 million and (ii) 50% of the discounted future net revenues from proved oil and natural gas reserves included in the calculation of ACNTA. ACNTA is defined in the Note Indenture and is determined primarily by the value of discounted future net revenues from proved oil and natural gas reserves plus the capitalized cost attributable to the Company’s unevaluated properties. As a result, the Company can currently incur up to $525 million under bank facilities (which include the Credit Facilities) subject to the maximum borrowing base of the Credit Facilities, without reference to limitations that would otherwise apply due to the fixed charge coverage ratio test.
The following table lists the covenant under Second Lien Notes and Senior Notes and the Company’s position therewith as at December 31, 2018:

	Covenant as at		Position at
	December 31, 2018		December 31, 2018
Second Lien Notes and Senior Notes – Incurrence Test	Minimum Ratio
Fixed charge coverage (1)	2.25	x	2.00	x
(1) Fixed charge coverage is computed as the ratio of fixed charges (as defined in the Note Indenture, fixed charges generally includes interest expense plus paid or accrued dividends, if any) to trailing twelve month cash flow (as defined in the Note Indenture, cash flow includes the net profit (loss) and adds back provision for taxes, fixed charges, depletion, and various other non-recurring expenses and charges). For the trailing twelve months ended December 31, 2018, fixed charges were $39.8 million and cash flow was $79.7 million.